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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest                              December 16, 1996
event reported)
                                                         -----------------------


                           WENDY'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                          1-8116               31-0785108
--------------------------------  ------------------------ ---------------------
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
    incorporation)                                           Identification No.)

4288 West Dublin-Granville Road,                                       43017
Dublin, Ohio
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number,                              (614) 764-3100
including area code
                                               ---------------------------------



                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                  Page 1 of 4.


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Item 1.           Changes in Control of Registrant.
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                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.
-------           -------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership.
-------           ---------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accounts.
-------           --------------------------------------------

                  Not applicable.

Item 5.          Other Events.
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                 On December 16, 1996, the Company issued a press
                 release announcing that its Senior Chairman of the Board and Founder, R. David Thomas, was scheduled to undergo coronary bypass surgery after having been admitted to a hospital over the previous weekend. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 6.          Resignations of Registrant's Directors.
-------          ---------------------------------------

                 Not applicable.

Item 7.          Financial Statements and Exhibits.
-------          ----------------------------------

                 Not applicable.

Item 8.          Change in Fiscal Year.
-------          ----------------------

                 Not applicable.


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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WENDY'S INTERNATIONAL, INC.

                                          By: /s/ Gordon F. Teter
                                             -----------------------------------
                                              Gordon F. Teter
                                              President, Chief
                                              Executive Officer
                                                 & Chief Operating Officer

Date:      December 16, 1996
           --------------------



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